SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934



       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 19, 2001


                         THERMADYNE HOLDINGS CORPORATION
               (Exact name of Registrant as specified in charter)

          DELAWARE                       0-23378                 74-2482571
(State or other jurisdiction    (Commission file number)      (I.R.S. employer
     of incorporation)                                       identification no.)


                               THERMADYNE MFG. LLC
               (Exact name of Registrant as specified in charter)

          DELAWARE                      333-57457                74-2878452
(State or other jurisdiction    (Commission file number)      (I.R.S. employer
     of incorporation)                                       identification no.)


                            THERMADYNE CAPITAL CORP.
               (Exact name of Registrant as specified in charter)

          DELAWARE                      333-57457                74-2878453
(State or other jurisdiction    (Commission file number)      (I.R.S. employer
     of incorporation)                                       identification no.)


                                  101 S. HANLEY
                            ST. LOUIS, MISSOURI 63105
                    (Address of principal executive offices)

       Registrants' telephone number, including area code: (314) 721-5573

ITEM 3.    BANKRUPTCY OR RECEIVERSHIP.

           On November 19, 2001, Thermadyne Holdings Corporation (the "Company"), Thermadyne Mfg. LLC, Thermadyne Capital Corp., and certain other subsidiaries of the Company (collectively, the "Debtors") each filed voluntary petitions for relief under chapter 11 of title 11 of the United States Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the Eastern District of Missouri (the "Bankruptcy Court") (Case Nos. 01-52840-399, 01-52841-399, 01-52842-399, 01-52843-399, 01-52844-399, 01-52845-399,
01-52846-399, 01-52847-399, 01-52848-399, 01-52849-399, 01-52850-399,
01-52851-399, 01-52852-399, 01-52853-399, 01-52854-399, 01-52855-399,
01-52856-399, 01-52857-399, 01-52858-399, 01-52859-399, and 01-52860-399). The
Debtors will continue to manage their properties and operate their businesses as "debtors-in-possession" under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code.

           On November 19, 2001, the Company issued a press release relating to the foregoing, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

           On November 19, 2001, the Debtors received binding commitments for a $60 million senior secured debtor-in-possession financing facility (the "DIP Facility"). The DIP Facility was arranged by ABN AMRO Bank N.V. On November 21, 2001, the Bankruptcy Court entered an interim order approving, among other things, the Debtors' borrowing up to $25 million of the commitments under the DIP Facility.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

           (c)        Exhibits.

           99.1       Press Release of the Company dated November 19, 2001.








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
                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         THERMADYNE HOLDINGS CORPORATION

Date:  November 27, 2001                 By: /s/ James Tate
                                             ---------------------------------
                                             James Tate
                                             Senior Vice President and
                                             Chief Financial Officer


           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         THERMADYNE MFG. LLC

Date:  November 27, 2001                 By: /s/ James Tate
                                             ---------------------------------
                                             James Tate
                                             Senior Vice President and
                                             Chief Financial Officer



           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         THERMADYNE CAPITAL CORP.

Date:  November 27, 2001                 By: /s/ James Tate
                                             ---------------------------------
                                             James Tate
                                             Senior Vice President and
                                             Chief Financial Officer



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
                                  EXHIBIT INDEX


Exhibit No.                               Description
-----------                               -----------

  99.1               Press Release of the Company dated November 19, 2001.















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